UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 21, 2005



                            DNB Financial Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

            Pennsylvania             0-16667            23-2222567
       ---------------------     -------------        --------------
   (State or other jurisdiction  (Commission         (I.R.S. Employer
          of incorporation)      File Number)       Identification No.)


       4 Brandywine Avenue, Downingtown, Pennsylvania            19335
              ---------------------------------               -----------
          (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code: (610) 269-1040


                                 Not Applicable
                 ----------------------------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17  CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 1.01. - Entry into a Material Definitive Agreement.

At their annual organizational meetings on April 18, 2005, the Boards of Directors of DNB Financial Corporation (the "Registrant") and its wholly owned subsidiary DNB First, National Association ("the Bank"), upon the recommendation of the Benefits and Compensation Committee (the "Committee"), approved the following nonqualified stock options grants, effective April 18, 2005, under the 1995 Stock Option Plan of DNB Financial Corporation, (as amended and restated, effective April 27, 2004) for the Registrant's Chairman and Chief Executive Officer and certain members of the Registrant's Board of Directors:

                                                   Number of Shares
         Name                                 Underlying Options Granted

         William S. Latoff                                 22,000
         Mildred C. Joyner                                  3,000
         James J. Koegel                                    5,500
         Eli Silberman                                      5,500
         James Thornton                                     5,500

Of these options, (i) options for 4,000 shares each were granted to Messrs. Latoff, Koegel, Silberman and Thornton for services rendered in 2004, (ii) options for 1,500 shares were granted to Ms. Joyner in consideration of her joining the Board as a new director, (iii) options for 1,500 shares each were granted to Ms. Joyner and Messrs. Koegel, Silberman and Thornton for service thus far in 2005, and (iv) options for 18,000 shares were awarded to Mr. Latoff for his role as Chief Executive Officer and Chairman of the Board thus far in 2005.

At the same meetings, the Boards of Directors approved, upon recommendation of the Committee and an independent consultant, rates of compensation for Directors who are not also officers of the Registrant or Bank (each a "Non-Employee Director"), effective April 1, 2005. Each Non-Employee Director will receive a $3,845.00 quarterly retainer, payable in advance at the beginning of each fiscal quarter. Additionally, Committee Chairpersons will be paid the following annual fees for their services as chairpersons: for the Audit Committee Chair position, $7,000.00; for each other committee chair position, $5,000.00. If any committee chairperson serves as chair of more than one committee, the annual fee for each additional committee chair position will be reduced from $5,000.00 to $2,500.00. In addition, each Non-Employee director will receive $500.00 for each "on-site" committee meeting attended and $300.00 for each "telephonic" committee meeting attended. The foregoing fees were approved with the proviso that because board and committee meetings of the holding company and bank are conducted on a combined basis, only a single retainer shall be paid to each Director for their services as directors of both entities, and only a single fee shall be paid for each separate meeting, whether or not the meeting is for the holding company, the bank or is conducted on a combined basis.

At the same meetings, the following individuals were appointed to the following committee chair positions: James H. Thornton as Audit Committee Chairperson; James J. Koegel as Corporate Governance Committee Chairperson; and James Thornton as Benefits and Compensation Committee Chairperson.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DNB Financial Corporation

April 21, 2005              By:        /s/ Bruce E. Moroney

                                       Name: Bruce E. Moroney
                                       Title: Executive Vice President and Chief
                                       Financial Officer





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